Exhibit 10.4

EXECUTION VERSION

LETTER AGREEMENT
August 1, 2025 (“Agreement Date”)
LGI Homes, Inc.
1450 Lake Robbins Drive, Suite 430
The Woodlands, Texas 77380
Attention: Chief Financial Officer
(by email to: [***])

Ladies and Gentlemen:
This Letter Agreement (this “Agreement”) is entered into in reference to that certain Fifth Amended and Restated Credit Agreement dated as of April 28, 2021, as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of February 22, 2022, as further amended by that certain Lender Addition and Acknowledgement Agreement and Second Amendment to Fifth Amended and Restated Credit Agreement dated as of April 29, 2022, as further amended by that certain Third Amendment to Fifth Amended and Restated Credit Agreement dated as of April 28, 2023, as further amended by that certain Fourth Amendment to Fifth Amended and Restated Credit Agreement dated as of December 5, 2023, as further amended by that certain Fifth Amendment to Fifth Amended and Restated Credit Agreement dated as of October 9, 2024, as further amended by that certain Sixth Amendment to Fifth Amended and Restated Credit Agreement dated as of April 28, 2025 and as further amended by that certain Letter Agreement dated as of June 2, 2025 (as amended, and as the same may have been further amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among LGI HOMES, INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”), and the lenders from time to time a party thereto (the “Lenders”). Capitalized terms used and not defined in this Agreement shall have the meanings given to them in the Credit Agreement.
The Borrower has requested that the Requisite Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Requisite Lenders have agreed to such amendments, subject to the terms and conditions set forth below.
For good and valuable mutual consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Borrower, the Administrative Agent and the Requisite Lenders party hereto hereby covenant and agree as follows:
1.Amendments to the Credit Agreement.

(a)Section 1.1 of the Credit Agreement is hereby amended by amending subsection (d) of the definition of “Borrowing Base” so that it reads, in its entirety, as follows:
(d)    the aggregate Borrowing Base Value of Speculative Housing Units shall not exceed (i) at any time during the calendar months of December, January and February, seventy percent (70%) of the aggregate Borrowing Base Value of Speculative Housing Units, Model Housing Units and Presold Housing Units (and any amount in excess of such limitation shall be excluded from the calculation of Borrowing Base) and (ii) at any other time, sixty-five percent (65%) of the aggregate of the Borrowing Base Value of Speculative Housing Units, Model Housing Units and Presold Housing Units (and any amount in excess of such limitation shall be excluded from the calculation of Borrowing Base); provided, however, notwithstanding the foregoing, from July 31, 2025 through and including the Specified Covenant Termination Date, the aggregate Borrowing Base Value of Speculative Housing Units shall not exceed seventy percent (70%) of the aggregate of the Borrowing Base Value of Speculative Housing Units, Model Housing Units and Presold Housing Units (and any amount in excess of such limitation shall be excluded from the calculation of Borrowing Base); and
(b)Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “EBITDA” so that it reads, in its entirety, as follows:
“EBITDA” means, with respect to a Person for any period and without duplication: net income (loss) of such Person for such period determined on a consolidated basis excluding the following (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization; (ii) Interest Expense; (iii) income tax expense; (iv) extraordinary or nonrecurring items (provided, however, real estate impairments in an aggregate amount of up to $50,000,000.00 for the trailing twelve (12) month period may be included in the net income (loss) of such Person, but any real estate impairments in excess of $50,000,000.00 for the trailing twelve (12) month period shall be excluded from the net income (loss) of such Person); and (v) other items as approved by the Administrative Agent in its reasonable discretion. EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to FASB ASC 805 and ASC 840. For purposes of this definition, nonrecurring items shall be deemed to include (x) gains and losses on early extinguishment of Indebtedness, (y) non-cash severance and other non-cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP.
(c)Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:
“Specified Covenant Termination Date” means December 31, 2026; provided, however, the Borrower shall have the right to accelerate such date to an earlier date that is after August 1, 2025 so long as the Borrower provides written notice of such specified earlier date to the Administrative Agent no later than ten (10) days prior to such specified earlier date (and any such notice shall be irrevocable once given).
(d)Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Wholesale Sales Contracts” in its entirety.
(e)Section 10.1(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b)    Maintenance of Leverage Ratio. The Borrower shall not permit the Leverage Ratio to be greater than sixty percent (60%) (as determined as of the last day of each fiscal quarter); provided, however, notwithstanding the foregoing, from August 1, 2025 through and including the Specified Covenant Termination Date, the Borrower shall not permit the Leverage Ratio to be greater than fifty-five percent (55%) (as determined as of the last day of each fiscal quarter).
(f)Section 10.1(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(c)    Minimum Liquidity. The Borrower shall not permit Liquidity at any time to be less than $100,000,000.
(g)Section 10.1(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(d)    Ratio of EBITDA to Interest Expense. The Borrower shall not permit the ratio of (i) EBITDA of the Borrower and its Subsidiaries for the most recent period of four consecutive fiscal quarters then ended to (ii) Interest Expense of the Borrower and its Subsidiaries for such period, to be less than (A) prior to August 1, 2025, 1.75 to 1.00 and (B) thereafter, 1.50 to 1.00; provided, however, notwithstanding the foregoing, from August 1, 2025 through and including the Specified Covenant Termination Date, the Borrower shall not permit the ratio of (i) EBITDA of the Borrower and its Subsidiaries for the most recent period of four consecutive fiscal quarters then ended to (ii) Interest Expense of the Borrower and its Subsidiaries for such period, to be less than 1.15 to 1.00.
(h)Section 10.1(h) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(h)    Reserved.
(i)Section 10.6(r) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(r)    Other secured Indebtedness (which, for the avoidance of doubt, excludes the Obligations) that does not in the aggregate exceed ten percent (10%) of Tangible Net Worth determined as of the last day of the immediately preceding calendar quarter, so long as (A) any secured permitted Indebtedness (excluding the Obligations) incurred pursuant to this clause (r) shall not be secured by Property constituting Borrowing Base Property, (B) any such Indebtedness incurred pursuant to this clause (r) shall be permitted under the Senior Notes Indenture, (C) any such Indebtedness incurred pursuant to this clause (r) shall not be guaranteed by Borrower or any Subsidiary Guarantor (except for (i) guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non-recourse liability and (ii) any guarantee or other required financial maintenance measurement by Borrower in respect of the SFR Indebtedness), and (D) the Fair Market Value of the Property that secures such Indebtedness (excluding the Obligations) incurred pursuant to this clause (r) shall not exceed two times the amount of such Indebtedness, determined at the time of the incurrence thereof.
(j)Section 10.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 10.14 Limitation on Distributions
The Loan Parties shall not declare or make, directly or indirectly, any Distributions without the prior written consent of the Requisite Lenders if there is a Default or Event of Default then existing and continuing or if such Distribution would cause a Default or Event of Default hereunder; provided, however, notwithstanding the foregoing, from August 1, 2025 through and including the Specified Covenant Termination Date, no Loan Party shall declare or make, directly or indirectly, any Distributions.
2.Conditions Precedent. This Agreement shall become effective only upon the satisfaction of the following conditions precedent:
(a)Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Administrative Agent and the Requisite Lenders;
(b)Receipt by the Administrative Agent of the Consent, Reaffirmation, and Agreement of Subsidiary Guarantor attached hereto duly executed by Guarantor;
(c)Receipt by the Administrative Agent of that certain Amendment Fee Letter dated as of the date hereof, duly executed by the Borrower, the Administrative Agent and Wells Fargo Securities, LLC (the “Amendment Fee Letter”); and
(d)The Borrower shall have paid to the Administrative Agent all other fees and expenses due and payable under the Credit Agreement and in connection with this Agreement (including, without limitation, (i) the Administrative Agent’s attorneys’ fees and (ii) the fees set forth in the Amendment Fee Letter) and the transactions contemplated hereby.
3.Miscellaneous. Except as expressly provided herein, nothing contained in this Agreement shall alter or affect any provision, condition or covenant contained in the Credit Agreement or the other Loan Documents, or affect or impair any rights, powers or remedies thereunder, it being the intent of the parties hereto that, except as expressly modified hereby, the provisions, conditions and covenants of the Credit Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed. This Agreement shall constitute a Loan Document. The Borrower expressly acknowledges and agrees that there has not been, and this Agreement does not constitute or establish a novation with respect to the Credit Agreement or any of the other Loan Documents. Each reference in any Loan Document to a Loan Document is hereby amended to be a reference to such referenced Loan Document as amended by this Agreement and the other documents and instruments executed in connection herewith. The Borrower hereby represents and warrants to the Administrative Agent and Lenders that: (a) the Borrower has duly executed, delivered and authorized this Agreement; (b) the Borrower has obtained all necessary consents, if any, required in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby; (c) the execution, delivery and performance of this Agreement and the transactions contemplated hereby do not violate the Borrower’s organizational documents or any contract to which the Borrower is a party, and (d) no Default or Event of Default exists under any of the Loan Documents and that all representations and warranties in the Loan Documents remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) and are deemed remade as of the date hereof (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date). This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of New York, except if preempted by federal law. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. All counterparts shall collectively constitute a single document. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each party hereto hereby waives any defenses to the enforcement of the terms of this Agreement based on the form of its signature, and hereby agrees that such electronically transmitted or signed signatures shall be conclusive proof, admissible in judicial proceedings, of such party’s execution.
[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, each of the Borrower, the Administrative Agent and the Lenders party hereto has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Bret Sumner
Name: Bret Sumner
Title: Executive Director

[WFB/LGI HOMES – LETTER AGREEMENT]

BORROWER:

LGI HOMES, INC.,
a Delaware corporation

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Authorized Signatory

[WFB/LGI HOMES – LETTER AGREEMENT]

ACKNOWLEDGED AND AGREED TO:
LENDERS:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By: /s/ Bret Sumner
Name: Bret Sumner
Title: Executive Director

[WFB/LGI HOMES – LETTER AGREEMENT]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Ted Smith
Name: Ted Smith
Title: Senior Vice President

Signature Page – Letter Agreement

CADENCE BANK,
a Mississippi state banking corporation,
as a Lender

By: /s/ Ryan Davis
Name: Ryan Davis
Title: Sr. Vice President

Signature Page – Letter Agreement

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Cheryl Sneor
Name: Cheryl Sneor
Title: Vice President

Signature Page – Letter Agreement

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Robert Maddox
Name: Robert Maddox
Title: Senior Vice President

Signature Page – Letter Agreement

REGIONS BANK,
as a Lender

By: /s/ Daniel Blazei
Name: Daniel Blazei
Title: Vice President

Signature Page – Letter Agreement

VERITEX COMMUNITY BANK,
as a Lender

By: /s/ Ben Weimer
Name: Ben Weimer
Title: Director - Builder Finance

Signature Page – Letter Agreement

    Address for Notice Purposes:

Bank:
HANCOCK WHITNEY BANK, a Mississippi state chartered bank

By: /s/ Paul Johnson
        Paul Johnson, Senior Vice President

    Address for Notice Purposes:
    3200 Kirby Drive, Suite 1100
    Houston, Texas 77098

Signature Page – Letter Agreement

WOODFOREST NATIONAL BANK,
as a Lender

By: /s/ Michael Sparks
Name: Michael Sparks
Title: AVP

Signature Page – Letter Agreement

THIRD COAST BANK, formerly known as
THIRD COAST BANK SSB,
as a Lender

By: /s/ Tiffany Weber
Name: Tiffany Weber
Title: Bank Officer

Signature Page – Letter Agreement

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By: /s/ Clark W. Gregory
Name: Clark W. Gregory
Title: Senior Vice President

Signature Page – Letter Agreement

CONSENT, REAFFIRMATION, AND AGREEMENT OF SUBSIDIARY GUARANTOR

August 1, 2025

    Each of the undersigned, in favor of and for the benefit of the Lenders and Administrative Agent, (a) acknowledges receipt of the foregoing Letter Agreement (the “Agreement”), (b) consents to the execution and delivery of the Agreement, and (c) reaffirms all of its obligations and covenants under that certain (i) Fifth Amended and Restated Subsidiary Guaranty dated as of April 28, 2021 (as heretofore amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), and (ii) each of the Loan Documents to which it is a party (together with the Subsidiary Guaranty, as heretofore amended, restated or otherwise modified from time to time, the “Guarantor Documents”), and agrees that none of its obligations and covenants shall be reduced or limited by the execution and delivery of the Agreement.

    Each of the undersigned hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of any Subsidiary Guarantor arising out of or with respect to any of the Loans or other obligations of the Borrower or the Subsidiary Guarantor owed to the Administrative Agent and the Lenders party to the Agreement under the Credit Agreement, Guarantor Documents or any other Loan Document.

    This Consent, Reaffirmation, and Agreement of Subsidiary Guarantors (this “Consent”) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Consent may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Consent. Delivery by one or more parties hereto of an executed counterpart of this Consent via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Consent. Any party delivering an executed counterpart of this Consent by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Consent.

[SIGNATURES ON FOLLOWING PAGE.]

IN WITNESS WHEREOF, each of the undersigned has caused this Consent to be duly executed by its duly authorized officer as of the day and year first above written.

SUBSIDIARY GUARANTORS:
LGI HOMES-TEXAS, LLC
LGI HOMES AZ CONSTRUCTION, LLC
LGI HOMES – E SAN ANTONIO, LLC
LGI HOMES – ARIZONA, LLC
LGI HOMES – FLORIDA, LLC
LGI HOMES – GEORGIA, LLC
LGI CROWLEY LAND PARTNERS, LLC
LGI HOMES CORPORATE, LLC
LGI HOMES AZ SALES, LLC
LGI HOMES – NEW MEXICO, LLC
LGI HOMES NM CONSTRUCTION, LLC
LUCKEY RANCH PARTNERS, LLC
LGI HOMES – COLORADO, LLC
LGI HOMES – NC, LLC
LGI HOMES – SC, LLC
LGI HOMES – TENNESSEE, LLC
LGI HOMES – WASHINGTON, LLC
LGI HOMES – OREGON, LLC
LGI HOMES – ALABAMA, LLC
LGI HOMES – MINNESOTA, LLC
LGI HOMES – OKLAHOMA, LLC
LGI LIVING, LLC
LGI HOMES – CALIFORNIA, LLC
LGI HOMES – MARYLAND, LLC
LGI HOMES – VIRGINIA, LLC
LGI HOMES – WEST VIRGINIA, LLC
LGI HOMES – WISCONSIN, LLC
LGI HOMES – PENNSYLVANIA, LLC
LGI HOMES – UTAH, LLC

By:    LGI Homes Group, LLC,
its Manager

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Manager

[WFB/LGI HOMES – CONSENT, REAFFIRMATION, AND AGREEMENT OF SUBSIDIARY GUARANTOR]

LGI HOMES – NEVADA, LLC

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Authorized Signatory

RIVERCHASE ESTATES PARTNERS, LLC

By:    LGI Homes Group, LLC,
        its Sole Member

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Manager

LGI HOMES GROUP, LLC

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Manager

[WFB/LGI HOMES – CONSENT, REAFFIRMATION, AND AGREEMENT OF SUBSIDIARY GUARANTOR]